Exhibit 99

                                   PG&E CORPORATION
                     CONDENSED STATEMENT OF CONSOLIDATED INCOME
                                     (unaudited)

                                Three months ended          Nine Months ended
                                   September 30,               September 30,
                               -------------------          -----------------
(in millions, except per
  share amounts)                  2000        1999          2000         1999
                                --------    --------      --------     --------
Operating Revenues
   Pacific Gas and Electric
    Company                     $  2,523    $  2,587    $  7,037     $  6,905
   PG&E National Energy Group
      PG&E Generating                290         275         883          818
      PG&E Gas Transmission
          -Texas                     258         177         707          970
          -Northwest                  64          56         177          166
      PG&E Energy Trading          4,777       3,490      10,493        8,145
   Eliminations and Other           (408)       (368)     (1,147)        (979)
                                --------    --------    --------     --------

Total operating revenue            7,504       6,217      18,150       16,025
                                --------    --------    --------     --------
Operating Expenses
Cost of energy for Pacific Gas
 and Electric Company              2,234         864       4,187        2,183
Cost of energy--PG&E National
 Energy Group                      4,618       3,394      10,137        8,415
Deferred electric procurement
 costs                            (2,176)          -      (2,789)           -
Operating expenses, including
 depreciation                      2,199       1,443       4,688        3,970
                                 -------    --------    --------     --------

   Total operating expenses        6,875       5,701      16,223       14,568
                                --------    --------    --------     --------

Operating Income                     629         516       1,927        1,457

Interest expense and other          (146)       (170)       (484)        (502)
                                --------    --------    --------     --------
Income Before Income Taxes           483         346       1,443          955
                                --------    --------    --------     --------
Income taxes                         239         149         671          395
                                --------    --------    --------     --------
Income before discontinued
 operations and cumulative
 effect of a change in
 accounting principle               244         197          772          560

Discontinued operations
   Loss from operations of PG&E Energy
      Services (net of applicable income
      taxes of $9 million and
      $26 million, respectively)      -         (12)            -         (34)
   Loss on disposal of PG&E
      Energy Services (net of
      applicable income taxes of
            $13 million)            (19)          -          (19)           -
                               --------    --------     --------     --------
Income before cumulative
 effect of a change in
 accounting principle               225         185          753          526

Cumulative effect of a change
 in an accounting principle
 (net of applicable income
 taxes of $8 million)                 -           -            -           12
                               --------    --------     --------     --------
Net income                     $    225    $    185     $    753     $    538
                               --------    --------     --------     --------
                               --------    --------     --------     --------
Weighted Average Common
 Shares Outstanding                 362         367          361          369

Earnings Per Common Share, Basic
 Income from continuing
  operations                   $   0.67    $   0.53     $   2.14     $   1.52
 Discontinued operations          (0.05)      (0.03)       (0.05)       (0.09)
 Cumulative effect of change in
  accounting principle                -           -            -         0.03
                               --------    --------     --------     --------
 Net Income                    $   0.62    $   0.50     $   2.09     $   1.46
                               --------    --------     --------     --------
                               --------    --------     --------     --------
Earnings Per Common Share, Diluted
     Income from continuing
      operations               $   0.67    $   0.53     $   2.12     $   1.51
     Discontinued operations      (0.05)      (0.03)       (0.05)       (0.09)
     Cumulative effect of change
      in accounting principle         -           -            -         0.03
                               --------    --------     --------     --------
     Net Income                $   0.62    $   0.50     $   2.07     $   1.45
                               --------    --------     --------     --------
                               --------    --------     --------     --------
Dividends Declared Per
 Common Share                  $   0.30    $   0.30     $   0.90     $   0.90



Earnings and earnings per share for PG&E Corporation's lines of business are as follows:

                          Earnings (millions)         Earnings (millions)
                          Three months ended          Nine Months ended
                           September 30,                September 30,
                          ------------------          -------------------
                            2000      1999                2000      1999
                            ----      ----                ----      ----

 Utility
    Pacific Gas and
     Electric Company (a)  $   211     $   179         $   655    $   498

 PG&E National Energy Group
      PG&E Generating           16          21              70         77
      PG&E Gas Transmission
            -Texas               -          (7)              -        (33)
            -Northwest          16          18              43         46
      PG&E Energy Trading        5         (17)             27        (19)
      PG&E Energy Services       -         (12)              -        (34)
      Eliminations and Other     -           3             (10)        (3)
                           -------     -------         -------    -------
      Subtotal -
        PG&E National
          Energy Group          37           6             130         34
                           -------     -------         -------    -------
Earnings from Operations       248         185             785        532

Items impacting
  comparability (b)            (23)          -             (32)         6
                           -------      -------        -------    -------
Reported Earnings          $   225      $   185        $   753    $   538
                           -------      -------        -------    -------
                           -------      -------        -------    -------

                            Earnings per Share              Earnings per Share
                                (Diluted)                        (Diluted)
                            Three months ended              Nine Months ended
                               September 30,                   September 30,
                        -----------------------          -----------------------
                            2000      1999                 2000          1999
                            ----      ----                 ----          ----

 Utility
      Pacific Gas and
      Electric Company (a)    $ 0.58   $ 0.49           $ 1.80        $ 1.35

 PG&E National Energy Group
      PG&E Generating           0.04     0.05             0.19          0.21
      PG&E Gas Transmission
            -Texas                 -    (0.02)               -         (0.10)
            -Northwest          0.04     0.05             0.12          0.12
      PG&E Energy Trading       0.02    (0.05)            0.08         (0.05)
      PG&E Energy Services         -    (0.03)               -         (0.09)
      Eliminations and Other       -     0.01            (0.03)        (0.01)
                              ------   ------           ------       -------
      Subtotal - PG&E National
       Energy Group             0.10     0.01             0.36          0.08
                              ------   ------           ------       -------

Earnings from Operations        0.68     0.50             2.16          1.43

Items impacting
  comparability (b)            (0.06)       -            (0.09)         0.02
                              ------   ------           ------        ------
Reported Earnings             $ 0.62   $ 0.50           $ 2.07        $ 1.45
                              ------   ------           ------        ------
                              ------   ------           ------        ------




(a) 1999 results for Pacific Gas and Electric Company do not include the impacts associated with the delayed decision on the Company's
     1999 General Rate Case (GRC), which was resolved in February 2000 and retroactive to January 1, 1999. The effects of the 1999 GRC were recorded in the fourth quarter of 1999 and would have increased
     1999 third quarter and year-to-date earnings by $38 ($0.11 per share) and $115 ($0.32 per share).
(b) Items impacting comparability in 2000 include loss on disposal of assets, net of tax, of $19 million ($0.05 per share) resulting from a true-up following sale of the energy services operations and relocation and severance charges related to the restructuring of the PG&E National Energy Group of $4 million ($0.01 per share) in the third quarter and $13 million ($0.04 per share) in the nine months ended
     September 30, 2000. Items impacting comparability in the nine-month period ending September 30, 1999 include a restructuring charge of $6 million ($0.01 per share) incurred at PG&E Gas Transmission and income from a change in accounting principle at PG&E Generating of $12 million ($0.03 per share).